Exhibit 21.1

Subsidiaries (or Managed Entities*) of StoneMor Inc.

as of December 31, 2021

Subsidiary (or Managed Entity*) Name	Jurisdiction of Formation
Alleghany Memorial Park LLC	Virginia
Altavista Memorial Park LLC	Virginia
Arlington Development Company	New Jersey
Augusta Memorial Park Perpetual Care Company	Virginia
Bethel Cemetery Association*	New Jersey
Beth Israel Cemetery Association of Woodbridge, New Jersey*	New Jersey
Birchlawn Burial Park LLC	Virginia
Bronswood Cemetery, Inc.	Illinois
Cedar Hill Funeral Home, Inc.	Maryland
Cemetery Investments LLC	Virginia
Cemetery Management Services, L.L.C.	Delaware
Cemetery Management Services of Ohio, L.L.C.	Delaware
Chapel Hill Associates, Inc.	Michigan
Chapel Hill Funeral Home, Inc.	Indiana
Clover Leaf Park Cemetery Association*	New Jersey
CMS West LLC	Pennsylvania
CMS West Subsidiary LLC	Pennsylvania
Columbia Memorial Park LLC	Maryland
Cornerstone Family Insurance Services, Inc.	Delaware
Cornerstone Family Services of New Jersey, Inc.	New Jersey
Cornerstone Family Services of West Virginia LLC	West Virginia
Cornerstone Family Services of West Virginia Subsidiary, Inc.	West Virginia
Cornerstone Funeral and Cremation Services LLC	Delaware
Cornerstone Trust Management Services LLC	Delaware
Covenant Acquisition LLC	Virginia
Covington Memorial Funeral Home, Inc.	Indiana
Covington Memorial Gardens, Inc.	Indiana
Crown Hill Cemetery Association*	Ohio
Eloise B. Kyper Funeral Home, Inc.	Pennsylvania
Forest Lawn Gardens, Inc.	Pennsylvania
Forest Lawn Memorial Chapel, Inc.	Indiana
Forest Lawn Memory Gardens, Inc.	Indiana
Glen Haven Memorial Park LLC	Delaware
Haky Funeral Homes, Inc.*	Pennsylvania
Henlopen Memorial Park LLC	Delaware
Henlopen Memorial Park Subsidiary LLC	Delaware
Henry Memorial Park LLC	Virginia
Highland Memorial Park, Inc.*	Ohio
Hillside Memorial Park Association, Inc.*	Ohio

Juniata Memorial Park LLC	Pennsylvania
Kingwood Memorial Park Association*	Ohio
KIRIS LLC	Virginia
KIRIS Subsidiary, Inc.	Virginia
Kirk & Nice, Inc.	Pennsylvania
Kirk & Nice Suburban Chapel, Inc.	Pennsylvania
Lakewood/Hamilton Cemetery LLC	Tennessee
Lakewood/Hamilton Cemetery Subsidiary, Inc.	Tennessee
Lakewood Memory Gardens South LLC	Georgia
Lakewood Memory Gardens South Subsidiary, Inc.	Georgia
Laurel Hill Memorial Park LLC	Virginia
Laurelwood Holding Company	Pennsylvania
Legacy Estates, Inc.	New Jersey
Locustwood Cemetery Association*	New Jersey
Loewen [Virginia] LLC	Virginia
Lorraine Park Cemetery LLC	Delaware
Mark D. Heintzelman Funeral and Cremation Services, P.C.*	Pennsylvania
Modern Park Development LLC	Maryland
Northlawn Memorial Gardens*	Ohio
Oak Hill Cemetery LLC	Virginia
Ohio Cemetery Holdings, Inc.*	Ohio
Osiris Holding Finance Company	Delaware
Osiris Holding of Maryland LLC	Delaware
Osiris Holding of Maryland Subsidiary, Inc.	Maryland
Osiris Holding of Pennsylvania LLC	Pennsylvania
Osiris Holding of Rhode Island LLC	Rhode Island
Osiris Holding of Rhode Island Subsidiary, Inc.	Rhode Island
Osiris Management, Inc.	New Jersey
Osiris Telemarketing Corp.	New York
Perpetual Gardens.Com, Inc.	Delaware
Plymouth Warehouse Facilities LLC	Delaware
Prince George Cemetery Corporation	Virginia
PVD Acquisitions LLC	Virginia
Rockbridge Memorial Gardens LLC	Virginia
Rolling Green Memorial Park LLC	Pennsylvania
Rose Lawn Cemeteries LLC	Virginia
Roselawn Development LLC	Virginia
Russell Memorial Cemetery LLC	Virginia
Shenandoah Memorial Park LLC	Virginia
Sierra View Memorial Park	California
Southern Memorial Sales LLC	Virginia
Springhill Memory Gardens LLC	Maryland
Star City Memorial Sales LLC	Virginia
Stephen R. Haky Funeral Home, Inc.	Pennsylvania
Stitham LLC	Virginia

StoneMor Alabama LLC	Alabama
StoneMor Alabama Subsidiary, Inc.	Alabama
StoneMor Arkansas Subsidiary LLC	Arkansas
StoneMor California, Inc.	California
StoneMor California Subsidiary, Inc.	California
StoneMor Cemetery Products LLC	Pennsylvania
StoneMor Colorado LLC	Colorado
StoneMor Colorado Subsidiary LLC	Colorado
StoneMor Florida LLC	Florida
StoneMor Florida Subsidiary LLC	Florida
StoneMor Georgia LLC	Georgia
StoneMor Georgia Subsidiary, Inc.	Georgia
StoneMor Hawaiian Joint Venture Group LLC	Hawaii
StoneMor Hawaii LLC	Hawaii
StoneMor Hawaii Subsidiary, Inc.	Hawaii
StoneMor Holding of Pennsylvania LLC	Pennsylvania
StoneMor Illinois LLC	Illinois
StoneMor Illinois Subsidiary LLC	Illinois
StoneMor Indiana LLC	Indiana
StoneMor Indiana Subsidiary LLC	Indiana
StoneMor Iowa LLC	Iowa
StoneMor Iowa Subsidiary LLC	Iowa
StoneMor Kansas LLC	Kansas
StoneMor Kansas Subsidiary LLC	Kansas
StoneMor Kentucky LLC	Kentucky
StoneMor Kentucky Subsidiary LLC	Kentucky
StoneMor Michigan LLC	Michigan
StoneMor Michigan Subsidiary LLC	Michigan
StoneMor Mississippi LLC	Mississippi
StoneMor Mississippi Subsidiary LLC	Mississippi
StoneMor Missouri LLC	Missouri
StoneMor Missouri Subsidiary LLC	Missouri
StoneMor North Carolina LLC	North Carolina
StoneMor North Carolina Subsidiary LLC	North Carolina
StoneMor North Carolina Funeral Services, Inc.	North Carolina
StoneMor Ohio LLC	Ohio
StoneMor Ohio Subsidiary, Inc.	Ohio
StoneMor Oklahoma LLC	Oklahoma
StoneMor Oklahoma Subsidiary LLC	Oklahoma
StoneMor Operating LLC	Delaware
StoneMor Oregon LLC	Oregon
StoneMor Oregon Subsidiary LLC	Oregon
StoneMor Partners L.P	Delaware
StoneMor Pennsylvania LLC	Pennsylvania
StoneMor Pennsylvania Subsidiary LLC	Pennsylvania

StoneMor Puerto Rico LLC	Puerto Rico
StoneMor Puerto Rico Cemetery and Funeral, Inc.	Puerto Rico
StoneMor Puerto Rico Subsidiary LLC	Puerto Rico
StoneMor South Carolina LLC	South Carolina
StoneMor South Carolina Subsidiary LLC	South Carolina
StoneMor Tennessee Subsidiary, Inc.	Tennessee
StoneMor Washington, Inc.	Washington
StoneMor Washington Subsidiary LLC	Washington
StoneMor Wisconsin LLC	Wisconsin
StoneMor Wisconsin Subsidiary LLC	Wisconsin
Sunset Memorial Gardens LLC	Virginia
Sunset Memorial Park LLC	Maryland
Temple Hill LLC	Virginia
The Valhalla Cemetery Company LLC	Alabama
The Valhalla Cemetery Subsidiary Corporation	Alabama
Tioga County Memorial Gardens LLC	Pennsylvania
Virginia Memorial Service LLC	Virginia
Weber Funeral Homes, P.C.*	Pennsylvania
WNCI LLC	Delaware
Wicomico Memorial Parks LLC	Maryland
Willowbrook Management Corp.	Connecticut
Woodlawn Memorial Park Subsidiary LLC	Pennsylvania

*Entity is not a StoneMor Inc. subsidiary, but is managed or operated by contract with a StoneMor Inc. subsidiary